Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2018
Other Current Assets [Abstract]
Schedule of other current assets

	As of December 31
	2018	2017
	USD thousands

Government authorities	81	171
Reimbursement of legal fees receivable	743	-
Prepaid fee to the Food and Drug Administration	930	-
Prepaid expenses and other receivables	76	(*)377
Total other current assets	1,830	548

(*)	Including an amount of USD 166 thousand, representing deposits entrusted to Israeli court on behalf of related parties pursuant to an indemnification obligation of the Company, in respect of an investigation of the Israeli Security Authority against the Company. See also Note 12B.